LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:     OCTOBER 1-31, 2002              DISTRIBUTION DATE: NOV 15 2002
Determination Date:    Nov 08 2002                     Report Branch: 2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                     TOTAL        CLASS A-1     CLASS A-2       CLASS A-3     CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                  100.00%         14.20%         30.00%         23.20%         29.60%          97.00%         3.00%
Original Pool Balance       250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total          250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts                 14,337
Class Pass Through Rates                           1.840%         2.470%         3.175%         3.983%                        8.500%
Senior Strip                      0.25000%
Servicing Fee Rate                2.20000%
Indenture Trustee Fee             0.00350%
Custodian Fee                     0.02100%
Backup Servicer Fee               0.02150%
Insurance Premium Fee             0.35000%

Initial Weighted Average
      APR                        14.78400%
Initial Weighted Average
      Monthly Dealer
      Participation Fee Rate      0.00000%
Initial Weighted Average
      Adjusted APR (net of
      Monthly Dealer
      Participation) of
      Remaining Portfolio        14.78400%
Initial Weighted Average
      Remaining Term                 64.00
Initial Weighted Average
      Original Term                  67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
      BALANCES                   TOTAL        CLASS A-1     CLASS A-2       CLASS A-3     CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance          240,033,006.30  25,832,016.11  75,000,000.00  58,000,000.00  74,000,000.00  232,832,016.11  7,200,990.19
Total Note Balance          240,110,931.42  25,832,016.11  75,000,000.00  58,000,000.00  74,000,000.00  232,832,016.11  7,278,915.31

EOP:
Class Percentages                  100.00%                                                                      97.00%         3.00%
Number of Current Month
      Closed Contracts                 200
Number of Reopened Loans                 0
Number of Contracts - EOP           13,844
Total Pool Balance - EOP    234,263,732.06  20,235,820.10  75,000,000.00  58,000,000.00  74,000,000.00  227,235,820.10  7,027,911.96
Total Note Balance - EOP    234,396,001.58  20,235,820.10  75,000,000.00  58,000,000.00  74,000,000.00  227,235,820.10  7,160,181.48

Class Collateral Pool Factors   0.93758401     0.57002310     1.00000000     1.00000000     1.00000000                    0.95469086

Weighted Average APR of
      Remaining Portfolio        14.80181%
Weighted Average Monthly
      Dealer Participation
      Fee Rate                    0.00000%
Weighted Average Adjusted
      APR (net of Monthly
      Dealer Participation)
      of Remaining Portfolio     14.80181%
Weighted Average
      Remaining Term                 61.90
Weighted Average
      Original Term                  66.65

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                      CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
      Principal                                                    2,504,175.59
      Interest                                                     2,899,979.77
Early Payoffs:
      Principal Collected                                          2,426,854.57
      Early Payoff Excess Servicing Compensation                           0.03
      Early Payoff Principal Net of Rule of 78s Adj.               2,426,854.54                   150
      Interest                                                        32,557.55
Liquidated Receivable:
      Principal Collected                                            128,429.18
      Liquidated Receivable Excess Servicing Compensation                  0.00
      Liquidated Receivable Principal Net of Rule of 78s Adj.        128,429.18                    50
      Interest                                                           153.95
Cram Down Loss:
      Principal                                                            0.00
Purchase Amount:
      Principal                                                            0.00                     0
      Interest                                                             0.00
                                              Total Principal      5,059,459.31
                                               Total Interest      2,932,691.27
                                 Total Principal and Interest      7,992,150.58
Recoveries                                                           285,227.11
Excess Servicing Compensation                                              0.03
Late Fees & Miscellaneous Fees                                        22,893.41
Collection Account Customer Cash                                   8,300,271.13
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                   7,510.38
Servicer Simple Interest Shortfall or (Excess)                       166,804.40
Simple Interest Excess to Spread Account                                   0.00
Available Funds                                                    8,474,585.91

------------------------------------------------------------------------------------------------------------------------------------

                                                                                         DISTRIBUTION          SHORTFALL / DRAW
DISTRIBUTION                                                                                 AMOUNT            DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         8,474,585.91
Monthly Dealer Participation Fee                                           0.00          8,474,585.91                0.00
Prior Unpaid Dealer Participation Fee                                      0.00          8,474,585.91
Servicing Fees:
      Current Month Servicing Fee                                    440,060.51
      Prior Period Unpaid Servicing Fee                                    0.00
      Late Fees & Miscellaneous Fees                                  22,893.41
      Excess Servicing Compensation                                        0.03
            Total Servicing Fees:                                    462,953.95          8,011,631.96                0.00
Senior Strip:                                                         50,006.88          7,961,625.08                0.00
Indenture Trustee Fee                                                    700.32          7,960,924.76                0.00
Custodian Fee                                                          4,200.58          7,956,724.18                0.00
Backup Servicer Fee                                                    4,300.59          7,952,423.59                0.00
Prior Unpaid Indenture Trustee Fee                                         0.00          7,952,423.59                0.00
Prior Unpaid Custodian Fee                                                 0.00          7,952,423.59                0.00
Prior Unpaid Backup Servicing Fee                                          0.00          7,952,423.59                0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------

                                                                                         DISTRIBUTION          SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                       AMOUNT            DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:          Current Month                       40,929.39          7,911,494.20                0.00
                                  Prior Carryover Shortfall                0.00          7,911,494.20
Class A-2 Note Interest:          Current Month                      154,375.00          7,757,119.20                0.00
                                  Prior Carryover Shortfall                0.00          7,757,119.20
Class A-3 Note Interest:          Current Month                      153,458.33          7,603,660.87                0.00
                                  Prior Carryover Shortfall                0.00          7,603,660.87
Class A-4 Note Interest:          Current Month                      245,618.33          7,358,042.54                0.00
                                  Prior Carryover Shortfall                0.00          7,358,042.54
Class A-1 Note Principal:         Current Month                    5,596,196.01          1,761,846.53                0.00
                                  Prior Carryover Shortfall                0.00          1,761,846.53
Class A-2 Note Principal:         Current Month                            0.00          1,761,846.53                0.00
                                  Prior Carryover Shortfall                0.00          1,761,846.53
Class A-3 Note Principal:         Current Month                            0.00          1,761,846.53                0.00
                                  Prior Carryover Shortfall                0.00          1,761,846.53
Class A-4 Note Principal:         Current Month                            0.00          1,761,846.53                0.00
                                  Prior Carryover Shortfall                0.00          1,761,846.53
Certificate Insurer:              Premium                             66,277.11          1,695,569.42                0.00
                                  Reimbursement Obligations                0.00          1,695,569.42
Expenses:                         Trust Collateral Agent                   0.00          1,695,569.42                0.00
                                  Indenture Trustee                        0.00          1,695,569.42                0.00
                                  Custodian                                0.00          1,695,569.42                0.00
                                  Backup Servicer                          0.00          1,695,569.42                0.00
Senior Strip Allocation                                                    0.00          1,695,569.42
Class B Note Interest:            Current Month                       51,558.98          1,694,017.32                0.00
                                  Prior Carryover Shortfall                0.00          1,694,017.32
Distribution to the Class B Reserve Account                           50,006.88          1,644,010.44
Distribution (from) the Class B Reserve Account                            0.00          1,644,010.44
Distribution to (from) the Spread Account                          1,644,010.44                  0.00


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:
      BOP Liquidated Receivable Principal Balance                       838,244.11
      Liquidation Principal Proceeds                                    128,429.18
      Principal Loss                                                    709,814.93
      Prior Month Cumulative Principal Loss LTD                         359,996.69
      Cumulative Principal Loss LTD                                   1,069,811.62

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF TOTAL POOL
DELINQUENCY STATUS:             # OF CONTRACTS         AMOUNT            BALANCE
Current                              10,704       180,604,895.24           77.09%
1-29 Days                             2,948        50,519,690.93           21.57%
30-59 Days                              104         1,680,022.45            0.72%
60-89 Days                               65         1,077,037.31            0.46%
90-119 Days                              23           382,086.13            0.16%
120 Days or More                          0                 0.00            0.00%
Total                                13,844       234,263,732.06          100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                   Trigger      Trigger     Event of Default     Event of
                                Current Month     Threshold      Event         Threshold         Default
Average Delinquency Ratio         0.85332%          8.00%         NO             10.00%             NO
Cumulative Default Rate             0.61%           3.06%         NO             3.90%              NO
Cumulative Loss Rate                0.23%           1.53%         NO             1.95%              NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                     CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                                         # OF CONTRACTS      AMOUNT *                                   # OF CONTRACTS    AMOUNT *
            Prior Month Inventory              39           692,392.80         Prior Month Inventory           4        69,403.55
              Current Month Repos              39           642,333.69           Current Month Repos          36       650,225.96
        Repos Actually Liquidated              28           510,907.45  Repos from Trust Liquidation           0             0.00
                 Repos Liquidated                                          Repos Actually Liquidated          32       579,768.35
                   at 60+ or 150+               0                 0.00
                    Dealer Payoff               0                 0.00                 Dealer Payoff           0             0.00
                 Redeemed / Cured               3            45,811.89              Redeemed / Cured           0             0.00
                  Purchased Repos               0                 0.00               Purchased Repos           0             0.00
          Current Month Inventory              47           778,007.15       Current Month Inventory           8       139,861.16

* The Prior Month Inventory
reported this month may
differ due to Payment or NSF
activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                         # OF CONTRACTS                AMOUNT
Current Month Balance                          50                    838,244.11
Cumulative Balance                             83                  1,342,060.60
Current Month Proceeds                                               128,583.13
Cumulative Proceeds                                                  272,919.54
Current Month Recoveries                                             285,227.11
Cumulative Recoveries                                                495,841.42

                                           RECEIVABLES LIQUIDATED AT 150 OR
                                           MORE DAYS DELINQUENT, 60 OR MORE
                                           DAYS PAST THE DATE AVAILABLE FOR SALE          CUMULATIVE RECEIVABLES LIQUIDATED
                                           AND BY ELECTION:                               AT 150+ AND 60+:
                                                    Balance      Units                         Balance       Units
Prior Month                                           0.00         0                             0.00        0.00
Current Trust Liquidation Balance                     0.00         0                             0.00        0.00
Current Monthly Principal Payments                    0.00
Reopened Loan Due to NSF                              0.00         0
Current Repurchases                                   0.00         0
Current Recovery Sale Proceeds                        0.00         0
Deficiency Balance of Sold Vehicles                   0.00
EOP                                                   0.00         0                             0.00        0.00

SPREAD ACCOUNT RECONCILIATION
                                                                REQUISITE AMOUNT:   18,741,098.56
Total Deposit                                 3,750,000.00
BOP Balance                                   7,594,332.02
Remaining Distribution Amount                 1,644,010.44
Simple Interest Excess to Spread Account              0.00
Investment Income                                 9,216.30
Current Month Draw                                       -
EOP Balance Prior to Distribution             9,247,558.76

Current Spread Account Release Amount                 0.00

EOP Balance                                   9,247,558.76

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

CLASS B RESERVE ACCOUNT RECONCILIATION

                                                                           SPECIFIED CLASS
                                                                                 B RESERVE
                                                                                  BALANCE:  2,635,466.99
Total Deposit                                               2,812,500.00
BOP Balance                                                 2,700,371.32
Excess Due Class B Reserve
      From Spread Account                                           0.00
Senior Strip                                                   50,006.88
Investment Income                                               3,822.62
Current Month Draw                                                     -
EOP Balance Prior to Distribution                           2,754,200.82

Class B Reserve Account Release Amount                        118,733.83

EOP Balance                                                 2,635,466.99

      Class B Principal Payment Amount                        118,733.83

      Distribution to Certificateholder                             0.00

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                             CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
     UP TO MONTH     TRIGGER EVENT      EVENT OF DEFAULT       UP TO MONTH      TRIGGER EVENT        EVENT OF DEFAULT
          3              1.53%                1.95%                 3               3.06%                 3.90%
          6              2.76%                3.50%                 6               5.53%                 7.00%
          9              3.96%                4.87%                 9               7.91%                 9.74%
         12              5.22%                5.97%                12               10.45%                11.94%
         15              6.12%                7.04%                15               12.24%                14.08%
         18              6.64%                7.85%                18               13.28%                15.70%
         21              7.17%                8.55%                21               14.33%                17.10%
         24              7.65%                9.14%                24               15.30%                18.27%
         27              8.10%                9.58%                27               16.19%                19.17%
         30              8.47%                9.98%                30               16.94%                19.97%
         33              8.77%               10.32%                33               17.54%                20.64%
         36              9.03%               10.69%                36               18.05%                21.37%
         39              9.22%               10.87%                39               18.44%                21.74%
         42              9.36%               11.06%                42               18.73%                22.12%
         45              9.47%               11.17%                45               18.95%                22.34%
         48              9.59%               11.28%                48               19.18%                22.56%
         51              9.63%               11.32%                51               19.26%                22.63%
         54              9.66%               11.39%                54               19.33%                22.78%
         57              9.70%               11.42%                57               19.40%                22.85%
         60              9.70%               11.42%                60               19.40%                22.85%
         63              9.70%               11.42%                63               19.40%                22.85%
         66              9.70%               11.42%                66               19.40%                22.85%
         69              9.70%               11.42%                69               19.40%                22.85%
         72              9.70%               11.42%                72               19.40%                22.85%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:          TRIGGER EVENT      EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date            8.00%               10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2002 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
----------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
----------------------------------
Maureen E. Morley
Vice President and Controller